Rule 497(d)


                                    FT 8949
              Target Dvd. Blend 4Q '20 - Term 1/7/22 (the "Trust")

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, in order to comply with Executive Order 13959 regarding securities investments that finance Communist Chinese Military Companies (the "Executive Order"), all shares of CNOOC Limited (ADR) (ticker: CEO) have been removed from the Trust.

January 8, 2021